Securities and Exchange Commission

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 7, 2005

PERFICIENT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15169 (Commission File Number)	74-2853258 (IRS Employer Identification No.)

1120 South Capital of Texas Highway, Suite 220, Building 3, Austin, Texas (Address of Principal Executive Offices)	78746 (Zip Code)

Registrant’s telephone number, including area code (512) 531-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     On February 2, 2005, Perficient, Inc. (the “Company”) announced that the Nasdaq Stock Market approved the Company’s application to list its common stock on the Nasdaq National Market. Previously, the Company was listed on the Nasdaq SmallCap Market. In connection with the listing of its common stock on the Nasdaq National Market, the Company proceeded with withdrawing the listing of its common stock from the Boston Stock Exchange, and effective April 7, 2005 the Company’s common stock was delisted from the Boston Stock Exchange.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.
Date: April 8, 2005	By:	/s/ Michael D. Hill
Michael D. Hill
Chief Financial Officer